UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2013

CNL Lifestyle Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51288	20-0183627
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

450 South Orange Avenue, Orlando, Florida 32801

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 407-650-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Advisory Agreement

On March 20, 2013, the Board of Directors (the “Board”) of CNL Lifestyle Properties, Inc. (“we,” “us,” “our,” or the “Company”) approved the First Amendment to the Advisory Agreement dated March 20, 2013 (the “Advisory Agreement”) between the Company and CNL Lifestyle Advisor Corporation, the Company’s advisor (the “Advisor”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Advisory Agreement.

Pursuant to the Advisory Agreement as amended, the Board has delegated to the Advisor or its delegate its authority to make dispositions of any portion of the Company’s property to third parties for a sales price equal to or less than $1 million without prior approval by the Board.

In addition, in order to conform the Advisory Agreement to the Company’s charter, the Board approved a clarification pursuant to which the Company will pay the Advisor for substantial services rendered in connection with the sale of one or more of the Company’s Assets, a Subordinated Disposition Fee equal to the lesser of (i) one-half of a Competitive Real Estate Commission , or (ii) 3% of the sales price of such Property (or comparable competitive fee in the case of a Loan or other Permitted Investment), provided that such Subordinated Disposition Fee will be paid to the Advisor only in the event the Company’s stockholders have received total Distributions in the amount equal to or greater than the sum of their aggregate Invested Capital and their aggregate Stockholders’ 8% Return (the “Subordinated Disposition Fee Threshold”). The Subordinated Disposition Fee may be paid in addition to real estate commissions paid to non-affiliates or affiliates to the extent approved by a majority of the Directors and Independent Directors not otherwise interested in the transaction, and provided that the total real estate commissions paid to all persons including the Subordinated Disposition Fee does not exceed an amount equal to the lesser of (a) 6% of the sales price of the Property; or (b) the Competitive Real Estate Commission. In the event the Advisory Agreement is terminated prior to the achievement of the Subordinated Disposition Fee Threshold, the Subordinated Disposition Fee will be deemed to have been earned by the Advisor if the appraised value of the Properties owned by the Company plus total Distributions received by stockholders prior to the termination date of the Advisory Agreement equals or exceeds 100% of Invested Capital plus an amount sufficient to pay the Stockholders’ 8% Return.

Further, the Advisory Agreement as amended adds a non-solicitation and non-hire provision pursuant to which during the term of the Advisory Agreement and for one year following its termination, neither the Company nor CNL Partners, LP (the “Operating Partnership”) will, without the Advisor’s prior written consent, directly or indirectly, (a) solicit or encourage any person to leave the employment or other service of the Advisor, or (b) hire, on behalf of the Company, the Operating Partnership or any other person or entity, any person who has left the employment of the Advisor within the one-year period following the termination of that person’s employment by Advisor. From March 20, 2013 through and ending one year following the termination of the Advisory Agreement, neither the Company nor the Operating Partnership will intentionally interfere with the relationship of the Advisor or endeavor to entice away from the Advisor any person during the term of the Advisory Agreement who was a tenant, co-investor, co-developer, joint venturer or other customer of the Advisor.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

10.1	First Amendment to the Advisory Agreement between CNL Lifestyle Properties, Inc. and CNL Lifestyle Advisor Corporation dated March 20, 2013.

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Some factors that might cause such a difference include, but are not limited to, the following: risks associated with our investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; our failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance our business activities, including refinancing and interest rate risk and our failure to comply with debt covenants; failure to successfully manage growth or integrate acquired properties and operations; our ability to make necessary improvements to properties on a timely or cost-efficient basis; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting our properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of our accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expenses; uninsured losses or losses in excess of our insurance coverage; the impact of outstanding and/or potential litigation; risks associated with our tax structuring; failure to maintain our REIT qualification; and our ability to protect our intellectual property and the value of our brand. Given these uncertainties, we caution you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained from our Web site at http://www.cnllifestylereit.com

We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2013		CNL LIFESTYLE PROPERTIES, INC.
a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson
Chief Financial Officer, Senior Vice President and Treasurer